UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21569

Pioneer Asset Allocation Trust

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: July 31, 2023

Date of reporting period: August 1, 2022 through January 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Solutions - Balanced Fund
Semiannual Report  |  January 31, 2023

A: PIALX	C: PIDCX	R: BALRX	Y: IMOYX

visit us: www.amundi.com/us

Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, the father of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “Active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate the risks during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
March 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/233

Portfolio Management Discussion  |  1/31/23
In the following interview, portfolio managers Kenneth Taubes and Marco Pirondini discuss the market environment over the six-month period ended January 31, 2023, and the investment strategies applied to Pioneer Solutions – Balanced Fund during the period. Mr. Taubes, Executive Vice President, Chief Investment Officer, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Pirondini, Senior Managing Director, Head of Equities, US, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform in the six-month period ended January 31, 2023?
A	The Fund’s Class A shares returned 6.06% at net asset value during the six-month period ended January 31, 2023, while the Fund’s blended benchmark, which is comprised of 60% Morgan Stanley Capital International (MSCI) World NR Index*/40% Bloomberg US Aggregate Bond Index (the Bloomberg Index), returned 0.48%. During the same period, the Fund’s market benchmarks, the MSCI World NR Index (the MSCI Index) and the Bloomberg Index, returned 2.15% and -2.37%, respectively, while the average return of the 413 mutual funds in Morningstar’s Global Allocation Funds category was 2.17%.
Q	Could you discuss the investment conditions which prevailed during the six-month period ended January 31, 2023?
A	Global financial markets finished with roughly flat returns, overall, for the six-month period, albeit with a meaningful dispersion of performance across the various asset categories.
*	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

Shifting investor sentiment and a steady evolution of the market backdrop characterized the bulk of the six-month reporting period. From the beginning of the period on August 1, 2022, through mid-October, markets generally remained under pressure from the combination of high inflation, rising interest rates, geopolitical tensions, and concerns about slowing economic growth. The investment environment changed for the better from that point onward, however, leading to improving performance across the markets. A modest downturn in inflation prompted investors to look ahead to the time at which the US Federal Reserve (Fed) and other central banks could stop raising interest rates, which many had been doing since early 2022, especially the Fed. That outlook fueled a revival in investors’ appetites for riskier assets, such as stocks and corporate bonds. Market sentiment also received a boost from China’s decision to wind down its “Zero-COVID” policy, since the move was expected to have a favorable effect on global economic growth. Not least, improvements in economic data and solid corporate earnings results raised hopes that the global economy was on track for a “soft landing,” a scenario where economic growth slows, yet remains positive, as inflation is brought under control.
In combination, those events led to a narrow gain for global equities over the six-month period. A number of market segments fared quite well, with value stocks outperforming growth, and with equities in both the developed and emerging markets benefiting from a rally by foreign currencies against the US dollar (USD). However, a general weakness in the performance of growth stocks, and in US mega-cap technology stocks, in particular, largely offset those positive factors. Fixed-income markets posted modest losses over the six-month period, with positive results for credit-sensitive sectors (including high-yield bonds and emerging markets debt) proving insufficient to overcome the losses experienced by rate-sensitive assets, such as US Treasuries. (Bond prices and interest rates tend to move in opposite directions.)
Q	What factors contributed to and detracted from the Fund’s relative performance during the six-month period ended January 31, 2023?
A	The Fund performed well during a potentially challenging period, reflecting the relative strength of the portfolio’s underlying
Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/235

holdings. The Fund’s allocations to Pioneer International Equity Fund and Pioneer Global Sustainable Equity Fund generated especially robust gains for the period, and boosted relative returns, thanks to strong stock selection results and those portfolios’ overweight allocations to market sectors ‒ such as energy and financials ‒ that investors perceived as having the ability to benefit from rising inflation. The Fund’s allocation tilts towards underlying funds with a focus on value-style stocks versus growth stocks also helped relative results, as did our preference for underlying funds with heavier exposures to large-cap stocks over small caps.
With regard to the Fund's fixed-income allocations, exposures to Pioneer Bond Fund and Pioneer Strategic Income Fund, which underperformed, detracted from benchmark-relative returns for the period. Those negatives were offset by the Fund's sizable allocations to underlying funds with a focus on shorter-dated securities, a category with a lower degree of interest-rate sensitivity than either long- or intermediate-term bonds. Those exposures provided the Fund with a source of ballast in the rising-rate environment that prevailed over the six-month period.
The Fund also held large positions in Pioneer Multi-Asset Income (MAI) Fund and Pioneer Flexible Opportunities Fund. Both underlying funds posted positive gains for the six-month period – particularly MAI Fund ‒ and aided relative performance.
Q	Did the Fund invest in any derivative securities during the six-month period ended January 31, 2023? If so, did the derivatives have an effect on performance?
A	The Fund did not have any direct investments in derivatives during the six-month period. However, certain of the underlying
6Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

funds in which the Fund invests may have some derivatives exposure, including Pioneer MAI Fund, in which the Fund holds a sizable position.
Q	Did you make any changes to the portfolio during the six-month period ended January 31, 2023?
A	We maintained a high level of diversification** in the portfolio across multiple asset classes during the six-month period, while shifting the Fund’s allocations to specific areas in an effort to capitalize on what we viewed as relative-value opportunities. Most notably, we increased the Fund’s allocation to Pioneer Global Sustainable Equity Fund and reduced its weightings in funds with a bigger focus on US equities. We made this move in the hopes of capturing some of the large difference between the expensive US market and the more reasonably-valued international markets. The shift also led to an increase in the Fund’s overweight to underlying funds that invest mainly in value stocks versus growth stocks, due to the more growth-oriented nature of the major US equity-market indices.
The second notable change to the portfolio’s positioning during the six-month period involved increasing the Fund’s allocations to underlying fixed-income funds that invest more heavily in shorter-dated bonds, while reducing its weightings in those underlying funds with tilts towards investments in longer-term securities. Rising interest rates have led to a sizable increase in the yields on short-term debt, creating what we see as a very favorable risk-reward profile in that asset category within fixed income.
Q	What factors are you watching most closely as you determine the Fund’s investment strategy heading into the second half of its fiscal year?
A	Riskier assets exhibited strength over the final four months of the semiannual reporting period, as investors seemed reassured that inflation had likely peaked and central banks, including the Fed, were set to slow the pace of interest-rate increases. In our view, however, the market has been overly optimistic. Investors have been focused on interest rates, while ignoring an inverted
**	Diversification does not assure a profit nor protect against loss.
Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/237

yield curve and the increased probability of recession. (An inverted yield curve occurs when short-term rates are higher than longer-term rates.) At the same time, central banks have ended their stimulative quantitative-easing policies and have been enacting quantitative-tightening policies. We believe the resulting headwinds to economic activity could have a negative effect on corporate earnings. We also think the market’s shift towards recognizing the reality of quantitative tightening is a trend that could play out across various asset classes for an extended period, given that easing had been the focus of most central banks over the previous 12 years. Short-term interest rates have responded quickly, and in a meaningful way, but we think other asset classes will take longer to reflect the shifting backdrop.
Taken together, those factors have led us to maintain a somewhat conservative positioning in the portfolio. In particular, we have continued to underweight the portfolio to underlying funds with larger exposures to mega-cap growth stocks, due to the excessive weightings those stocks represent in major market indices, and their potential vulnerability to higher interest rates.
8Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

Please refer to the Schedule of Investments on pages 23-25 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Pioneer Solutions - Balanced Fund is a “fund-of-funds” which seeks to achieve its investment objectives by investing in funds managed by Amundi US or one of its affiliates, rather than making direct investments in securities. The Fund’s performance depends on the adviser’s skill in determining the strategic asset allocations, the mix of underlying funds, as well as the performance of those underlying funds.
The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. In addition to the Fund’s operating expenses, investors will indirectly bear the operating expenses of investments in any underlying funds. Each of the underlying funds has its own investment risks.
At times, the Fund’s investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Investments in equity securities are subject to price fluctuation.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.
Investments in the Funds are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/239

Some of the underlying funds may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Fund may invest in underlying funds with exposure to commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.
Certain of the underlying funds may use derivatives, which subject the funds to additional risk.
Some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Funds to magnified losses if an underlying fund's investments decline in value.
Some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.
The value of the investments held by the funds for cash management or temporary defensive purposes may be affected by market risks, changing interest rates, and by changes in credit ratings of the investments. If the Fund holds cash un-invested, the Fund will not earn income on the cash and the Fund’s yield will go down. There is no assurance that these and other strategies used by the Fund will be successful.
Please see the prospectus for a more complete discussion of the Fund’s risks.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
10Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

Portfolio Summary  |  1/31/23
Asset Allocations

(As a percentage of total investments)*
Actual Portfolio Holdings

(As a percentage of total investments)*
Balanced/Flexible
Pioneer Multi-Asset Income Fund Class K	30.1%
Pioneer Flexible Opportunities Fund Class K	12.9
International Equities
Pioneer Global Sustainable Equity Fund Class K	20.4%
Pioneer International Equity Fund Class Y	8.7

Fixed Income
Pioneer Multi-Asset Ultrashort Income Fund Class K	14.8%
Pioneer Short-Term Income Fund Class K	5.5
Pioneer Bond Fund Class K	2.0
Pioneer Strategic Income Fund Class K	1.0
U.S. Equities
Pioneer Disciplined Value Fund Class Y	1.6%
Pioneer Equity Income Fund Class K	1.5
Pioneer Core Equity Fund Class K	0.5
Pioneer Fund Class K	0.5
Pioneer Fundamental Growth Fund Class K	0.5
Annual and semiannual reports for the underlying Pioneer funds may be obtained on the funds’ web page(s) at www.amundi.com/us.
*  Excludes short term investments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/2311

Prices and Distributions  |  1/31/23
Net Asset Value per Share
Class	1/31/23	7/31/22
A	$10.73	$11.55
C	$ 9.59	$10.44
R	$10.66	$11.46
Y	$10.93	$11.77

Distributions per Share: 8/1/22 - 1/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.3550	$—	$1.0855
C	$0.2770	$—	$1.0855
R	$0.3111	$—	$1.0855
Y	$0.3881	$—	$1.0855
Index Definitions
The Morgan Stanley Capital International (MSCI) World NR Index is an unmanaged measure of the performance of stock markets in the developed world. The Bloomberg US Aggregate Bond Index is an unmanaged measure of the US bond market. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13– 20.
12Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

Performance Update | 1/31/23	Class A Shares
Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Class A shares of Pioneer Solutions - Balanced Fund at public offering price during the periods shown, compared to that of the MSCI World NR Index, the Bloomberg US Aggregate Bond Index, and the Fund’s blended benchmark.
Value of $10,000 Investment
Average Annual Total Returns (As of January 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Bloomberg US Aggregate Bond Index	MSCI World NR Index	60% MSCI World NR Index/40% Bloomberg US Aggregate Bond Index
10 Years	5.01%	4.38%	1.43%	9.06%	6.19%
5 Years	3.88	2.66	0.86	6.50	4.56
1 Year	-3.62	-9.19	-8.36	-7.45	-7.51
Expense Ratio (Per prospectus dated December 1, 2022)
Gross
1.26%
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
(Please see the following page for additional performance and expense disclosure)
Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/2313

Performance Update | 1/31/23	Class A Shares
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of the maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Please see the financial highlights for a more recent expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
 The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Effective November 17, 2014, Amundi US became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

14Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

Performance Update | 1/31/23	Class C Shares
Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Class C shares of Pioneer Solutions - Balanced Fund during the periods shown, compared to that of the MSCI World NR Index, the Bloomberg US Aggregate Bond Index, and the Fund’s blended benchmark.
Value of $10,000 Investment
Average Annual Total Returns (As of January 31, 2023)
Period	If Held	If Redeemed	Bloomberg US Aggregate Bond Index	MSCI World NR Index	60% MSCI World NR Index/40% Bloomberg US Aggregate Bond Index
10 Years	4.27%	4.27%	1.43%	9.06%	6.19%
5 Years	3.15	3.15	0.86	6.50	4.56
1 Year	-4.29	-5.12	-8.36	-7.45	-7.51
Expense Ratio (Per prospectus dated December 1, 2022)
Gross
1.98%
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
(Please see the following page for additional performance and expense disclosure)
Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/2315

Performance Update | 1/31/23	Class C Shares
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Please see the financial highlights for a more recent expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Effective November 17, 2014, Amundi US became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.
16Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

Performance Update | 1/31/23	Class R Shares
Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Class R shares of Pioneer Solutions - Balanced Fund during the periods shown, compared to that of the MSCI World NR Index, the Bloomberg US Aggregate Bond Index, and the Fund’s blended benchmark.
Value of $10,000 Investment
Average Annual Total Returns (As of January 31, 2023)
Period	Net Asset Value (NAV)	Bloomberg US Aggregate Bond Index	MSCI World NR Index	60% MSCI World NR Index/40% Bloomberg US Aggregate Bond Index
10 Years	4.83%	1.43%	9.06%	6.19%
5 Years	3.65	0.86	6.50	4.56
1 Year	-3.85	-8.36	-7.45	-7.51
Expense Ratio (Per prospectus dated December 1, 2022)
Gross
1.51%
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
(Please see the following page for additional performance and expense disclosure)
Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/2317

Performance Update | 1/31/23	Class R Shares
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Please see the financial highlights for a more recent expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Effective November 17, 2014, Amundi US became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.
18Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

Performance Update | 1/31/23	Class Y Shares
Investment Returns

The mountain chart below shows the change in value of a $5 million investment made in Class Y shares of Pioneer Solutions - Balanced Fund during the periods shown, compared to that of the MSCI World NR Index, the Bloomberg US Aggregate Bond Index, and the Fund’s blended benchmark.
Value of $5 Million Investment
Average Annual Total Returns (As of January 31, 2023)
Period	Net Asset Value (NAV)	Bloomberg US Aggregate Bond Index	MSCI World NR Index	60% MSCI World NR Index/40% Bloomberg US Aggregate Bond Index
10 Years	5.26%	1.43%	9.06%	6.19%
5 Years	4.11	0.86	6.50	4.56
1 Year	-3.30	-8.36	-7.45	-7.51
Expense Ratio (Per prospectus dated December 1, 2022)
Gross
0.96%
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
(Please see the following page for additional performance and expense disclosure)
Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/2319

Performance Update | 1/31/23	Class Y Shares
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors.
All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Please see the financial highlights for a more recent expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Effective November 17, 2014, Amundi US became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.
20Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Solutions - Balanced Fund
Based on actual returns from August 1, 2022 through January 31, 2023.
Share Class	A	C	R	Y
Beginning Account Value on 8/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 1/31/23	$1,060.60	$1,056.10	$1,058.80	$1,060.70
Expenses Paid During Period*	$2.13	$6.01	$3.53	$2.13

*	Expenses are equal to the Fund’s annualized expense ratio of 0.41%, 1.16%, 0.68%, and 0.41% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the partial year period). Fund expense ratios do not include estimates for acquired fund fees and expenses (AFFE). If AFFE estimates were included, expenses paid during the period would have been $6.39, $10.26, $7.78 and $6.39 for Class A, Class C, Class R and Class Y shares, respectively, based on the respective expense ratio for each class of 1.23%, 1.98%, 1.50% and 1.23%.
Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/2321

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Solutions - Balanced Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2022 through January 31, 2023.
Share Class	A	C	R	Y
Beginning Account Value on 8/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 1/31/23	$1,023.14	$1,019.36	$1,021.78	$1,023.14
Expenses Paid During Period*	$2.09	$5.90	$3.47	$2.09

*	Expenses are equal to the Fund’s annualized expense ratio of 0.41%, 1.16%, 0.68%, and 0.41% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period). Fund expense ratios do not include estimates for acquired fund fees and expenses (AFFE). If AFFE estimates were included, expenses paid during the period would have been $6.26, $10.06, $7.63 and $6.26 for Class A, Class C, Class R and Class Y shares, respectively, based on the respective expense ratio for each class of 1.23%, 1.98%, 1.50% and 1.23%.
22Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

Schedule of Investments   |  1/31/23
(unaudited)
Shares		Value
	SHORT TERM INVESTMENTS — 0.4% of Net Assets
	Open-End Fund — 0.4%
1,619,688(a)	Dreyfus Government Cash Management, Institutional Shares, 4.23%	$ 1,619,688
		$ 1,619,688
	TOTAL SHORT TERM INVESTMENTS (Cost $1,619,688)	$1,619,688
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 0.4% (Cost $1,619,688)	$1,619,688
		Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income
	Affiliated Issuers — 99.7%*
	Mutual Funds — 99.7% of Net Assets
934,102	Pioneer Bond Fund Class K	$(2,632,008)	$1,842,426	$ —	$ 322,035	$ 7,855,798
103,335	Pioneer Core Equity Fund Class K	129,489	(359,173)	214,281	22,940	2,004,705
416,930	Pioneer Disciplined Value Fund Class Y	(796,471)	551,697	589,423	154,569	5,953,756
167,229	Pioneer Equity Income Fund Class K	(226,144)	(239,057)	646,228	101,998	5,822,927
4,338,414	Pioneer Flexible Opportunities Fund Class K	(3,452,911)	2,578,574	—	1,418,041	50,499,138
61,180	Pioneer Fund Class K	(74,154)	(230,705)	121,834	18,152	1,974,260
75,766	Pioneer Fundamental Growth Fund Class K	8,194	(255,771)	153,695	—	1,961,582
4,774,328	Pioneer Global Sustainable Equity Fund Class K	(223,999)	3,828,306	3,260,037	1,136,355	79,397,069
The accompanying notes are an integral part of these financial statements.
Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/2323

Schedule of Investments   |  1/31/23
(unaudited) (continued)
Shares		Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Value
	Mutual Funds — (continued)
1,462,483	Pioneer International Equity Fund Class Y	$ (774,582)	$3,317,954	$ 529,154	$ 747,841	$ 34,002,738
9,912,821	Pioneer Multi-Asset Income Fund Class K	(819,780)	6,131,148	—	3,684,411	117,268,674
6,022,892	Pioneer Multi-Asset Ultrashort Income Fund Class K	(83,505)	274,847	—	887,291	57,699,300
2,418,549	Pioneer Short-Term Income Fund Class K	—	291,905	—	217,232	21,379,974
415,661	Pioneer Strategic Income Fund Class K	(1,969,293)	1,902,448	—	92,712	3,927,999
	Total Mutual Funds (Cost $380,057,054)	$(10,915,164)	$19,634,599	$5,514,652	$8,803,577	$389,747,920

	Total Investments in Affiliated Issuers — 99.7% (Cost $380,057,054)	$(10,915,164)	$19,634,599	$5,514,652	$8,803,577	$389,747,920
	OTHER ASSETS AND LIABILITIES — (0.1)%					$ (353,746)
	net assets — 100.0%					$ 391,013,862

(a)	Rate periodically changes. Rate disclosed is the 7-day yield at January 31, 2023.
*	Affiliated funds managed by Amundi Asset Management US, Inc. (the “Adviser”).
Purchases and sales of securities (excluding short-term investments) for the six months ended January 31, 2023, aggregated $140,872,363 and $144,605,298, respectively.
The accompanying notes are an integral part of these financial statements.
24Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

At January 31, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $385,425,795 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$14,638,834
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(8,697,021)
Net unrealized appreciation	$ 5,941,813
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of January 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Open-End Fund	$ 1,619,688	$—	$—	$ 1,619,688
Affiliated Mutual Funds	389,747,920	—	—	389,747,920
Total Investments in Securities	$ 391,367,608	$ —	$ —	$ 391,367,608
During the period ended January 31, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/2325

Statement of Assets and Liabilities  |  1/31/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $1,619,688)	$ 1,619,688
Investments in affiliated issuers, at value (cost $380,057,054)	389,747,920
Receivables —
Fund shares sold	71,524
Interest	10,454
Other assets	38,008
Total assets	$391,487,594
LIABILITIES:
Payables —
Fund shares repurchased	$ 336,902
Trustees' fees	1,554
Professional fees	21,821
Transfer agent fees	41,107
Printing fees	11,984
Shareowner fees	27,357
Administrative expenses	7,122
Distribution fees	17,681
Accrued expenses	8,204
Total liabilities	$ 473,732
NET ASSETS:
Paid-in capital	$389,475,139
Distributable earnings	1,538,723
Net assets	$ 391,013,862
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $344,367,174/32,080,379 shares)	$ 10.73
Class C (based on $42,514,756/4,430,951 shares)	$ 9.59
Class R (based on $1,113,807/104,472 shares)	$ 10.66
Class Y (based on $3,018,125/276,212 shares)	$ 10.93
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.73 net asset value per share/100%-5.75% maximum sales charge)	$ 11.38
The accompanying notes are an integral part of these financial statements.
26Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 1/31/23
INVESTMENT INCOME:
Dividends from underlying affiliated funds	$ 8,803,577
Dividends from unaffiliated issuers	37,493
Total Investment Income		$ 8,841,070
EXPENSES:
Administrative expenses	$ 94,709
Transfer agent fees
Class A	55,436
Class C	4,465
Class R	145
Class Y	3,793
Distribution fees
Class A	415,576
Class C	208,739
Class R	2,657
Shareowner communications expense	35,016
Registration fees	35,403
Professional fees	31,145
Printing expense	10,050
Officers' and Trustees' fees	9,180
Insurance expense	2,073
Miscellaneous	32,315
Total expenses		$ 940,702
Net investment income		$ 7,900,368
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in underlying affiliated funds	$(10,915,164)
Capital gain on distributions from underlying affiliated funds	5,514,652	$ (5,400,512)
Change in net unrealized appreciation (depreciation) on:
Investments in underlying affiliated funds		$19,634,599
Net realized and unrealized gain (loss) on investments		$ 14,234,087
Net increase in net assets resulting from operations		$22,134,455
The accompanying notes are an integral part of these financial statements.
Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/2327

Statements of Changes in Net Assets
	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 7,900,368	$ 12,167,651
Net realized gain (loss) on investments	(5,400,512)	41,056,780
Change in net unrealized appreciation (depreciation) on investments	19,634,599	(82,659,504)
Net increase (decrease) in net assets resulting from operations	$ 22,134,455	$ (29,435,073)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($1.45 and $0.80 per share, respectively)	$ (40,821,880)	$ (23,143,317)
Class C ($1.37 and $0.70 per share, respectively)	(5,367,674)	(2,978,682)
Class R ($1.40 and $0.77 per share, respectively)	(127,820)	(93,492)
Class Y ($1.48 and $0.84 per share, respectively)	(372,415)	(166,851)
Total distributions to shareowners	$ (46,689,789)	$ (26,382,342)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 9,467,397	$ 27,449,700
Reinvestment of distributions	46,238,734	26,110,312
Cost of shares repurchased	(26,304,000)	(69,909,745)
Net increase (decrease) in net assets resulting from Fund share transactions	$ 29,402,131	$ (16,349,733)
Net increase (decrease) in net assets	$ 4,846,797	$ (72,167,148)
NET ASSETS:
Beginning of period	$386,167,065	$458,334,213
End of period	$ 391,013,862	$ 386,167,065
The accompanying notes are an integral part of these financial statements.
28Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

	Six Months Ended 1/31/23 Shares (unaudited)	Six Months Ended 1/31/23 Amount (unaudited)	Year Ended 7/31/22 Shares	Year Ended 7/31/22 Amount
Class A
Shares sold	600,971	$ 6,697,665	1,591,637	$ 20,242,183
Reinvestment of distributions	3,973,983	40,415,408	1,798,635	22,896,510
Less shares repurchased	(1,858,008)	(20,794,526)	(3,979,246)	(50,444,047)
Net increase (decrease)	2,716,946	$ 26,318,547	(588,974)	$ (7,305,354)
Class C
Shares sold	217,644	$ 2,194,007	482,145	$ 5,606,274
Reinvestment of distributions	589,845	5,367,595	257,427	2,973,282
Less shares repurchased	(508,279)	(5,093,790)	(1,482,308)	(17,318,281)
Net increase (decrease)	299,210	$ 2,467,812	(742,736)	$ (8,738,725)
Class R
Shares sold	4,489	$ 50,121	16,090	$ 197,511
Reinvestment of distributions	12,656	127,820	7,389	93,473
Less shares repurchased	(5,264)	(58,400)	(73,641)	(924,396)
Net increase (decrease)	11,881	$ 119,541	(50,162)	$ (633,412)
Class Y
Shares sold	45,640	$ 525,604	85,260	$ 1,055,273
Reinvestment of distributions	31,652	327,911	11,364	147,047
Less shares repurchased	(31,260)	(357,284)	(70,040)	(874,562)
Net increase	46,032	$ 496,231	26,584	$ 327,758
The accompanying notes are an integral part of these financial statements.
Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/2329

Financial Highlights
	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/18
Class A
Net asset value, beginning of period	$ 11.55	$ 13.20	$ 10.93	$ 11.29	$ 12.12	$ 11.89
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.24	$ 0.37	$ 0.24	$ 0.34	$ 0.32	$ 0.20
Net realized and unrealized gain (loss) on investments	0.39	(1.22)	2.36	0.02	(0.54)	0.25
Net increase (decrease) from investment operations	$ 0.63	$ (0.85)	$ 2.60	$ 0.36	$ (0.22)	$ 0.45
Distributions to shareowners:
Net investment income	$ (0.36)	$ (0.45)	$ (0.26)	$ (0.36)	$ (0.34)	$ (0.22)
Net realized gain	(1.09)	(0.35)	(0.07)	(0.36)	(0.27)	—
Total distributions	$ (1.45)	$ (0.80)	$ (0.33)	$ (0.72)	$ (0.61)	$ (0.22)
Net increase (decrease) in net asset value	$ (0.82)	$ (1.65)	$ 2.27	$ (0.36)	$ (0.83)	$ 0.23
Net asset value, end of period	$ 10.73	$ 11.55	$ 13.20	$ 10.93	$ 11.29	$ 12.12
Total return (b)	6.06%(c)	(6.98)%	24.15%	3.06%	(1.32)%	3.79%
Ratio of net expenses to average net assets†	0.41%(d)	0.44%	0.46%	0.49%	0.45%	0.57%
Ratio of net investment income (loss) to average net assets†^	4.26%(d)	2.93%	1.95%	3.16%	2.82%	1.67%
Portfolio turnover rate	38%(c)	51%	24%	30%	44%	146%
Net assets, end of period (in thousands)	$344,367	$339,265	$395,303	$330,784	$349,505	$382,265
†	In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
30Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/18
Class C
Net asset value, beginning of period	$ 10.44	$ 11.99	$ 9.94	$ 10.32	$ 11.12	$ 10.92
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.18	$ 0.25	$ 0.14	$ 0.25	$ 0.20	$ 0.15
Net realized and unrealized gain (loss) on investments	0.34	(1.10)	2.15	0.01	(0.49)	0.19
Net increase (decrease) from investment operations	$ 0.52	$ (0.85)	$ 2.29	$ 0.26	$ (0.29)	$ 0.34
Distributions to shareowners:
Net investment income	$ (0.28)	$ (0.35)	$ (0.17)	$ (0.28)	$ (0.24)	$ (0.14)
Net realized gain	(1.09)	(0.35)	(0.07)	(0.36)	(0.27)	—
Total distributions	$ (1.37)	$ (0.70)	$ (0.24)	$ (0.64)	$ (0.51)	$ (0.14)
Net increase (decrease) in net asset value	$ (0.85)	$ (1.55)	$ 2.05	$ (0.38)	$ (0.80)	$ 0.20
Net asset value, end of period	$ 9.59	$ 10.44	$ 11.99	$ 9.94	$ 10.32	$ 11.12
Total return (b)	5.61%(c)	(7.62)%	23.34%	2.35%	(2.14)%	3.09%
Ratio of net expenses to average net assets†	1.16%(d)	1.16%	1.18%	1.17%	1.19%	1.27%
Ratio of net investment income (loss) to average net assets†^	3.50%(d)	2.19%	1.29%	2.50%	1.96%	1.33%
Portfolio turnover rate	38%(c)	51%	24%	30%	44%	146%
Net assets, end of period (in thousands)	$42,515	$43,133	$58,428	$62,213	$76,524	$114,266
†	In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/2331

Financial Highlights  (continued)
	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/18
Class R
Net asset value, beginning of period	$11.46	$13.10	$10.86	$11.19	$12.04	$11.83
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.22	$ 0.34	$ 0.22	$ 0.31	$ 0.23	$ 0.05
Net realized and unrealized gain (loss) on investments	0.38	(1.21)	2.35	0.03	(0.49)	0.37
Net increase (decrease) from investment operations	$ 0.60	$ (0.87)	$ 2.57	$ 0.34	$ (0.26)	$ 0.42
Distributions to shareowners:
Net investment income	$ (0.31)	$ (0.42)	$ (0.26)	$ (0.31)	$ (0.32)	$ (0.21)
Net realized gain	(1.09)	(0.35)	(0.07)	(0.36)	(0.27)	—
Total distributions	$ (1.40)	$ (0.77)	$ (0.33)	$ (0.67)	$ (0.59)	$ (0.21)
Net increase (decrease) in net asset value	$ (0.80)	$ (1.64)	$ 2.24	$ (0.33)	$ (0.85)	$ 0.21
Net asset value, end of period	$10.66	$11.46	$13.10	$10.86	$11.19	$12.04
Total return (b)	5.88%(c)	(7.18)%	23.97%	2.90%	(1.64)%	3.49%
Ratio of net expenses to average net assets†	0.68%(d)	0.69%	0.63%	0.62%	0.78%	0.79%
Ratio of net investment income (loss) to average net assets†^	4.00%(d)	2.68%	1.82%	2.86%	2.05%	0.42%
Portfolio turnover rate	38%(c)	51%	24%	30%	44%	146%
Net assets, end of period (in thousands)	$1,114	$1,061	$1,870	$1,602	$ 982	$1,388
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets†	0.68%(d)	0.69%	0.63%	0.62%	1.03%	0.86%
Net investment income (loss) to average net assets†^	4.00%(d)	2.68%	1.82%	2.86%	1.80%	0.35%
†	In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
32Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

	Six Months Ended 1/31/23 (unaudited)	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/18
Class Y
Net asset value, beginning of period	$11.77	$13.42	$11.11	$11.46	$12.29	$12.06
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.26	$ 0.41	$ 0.26	$ 0.38	$ 0.39	$ 0.26
Net realized and unrealized gain (loss) on investments	0.38	(1.22)	2.41	0.02	(0.59)	0.22
Net increase (decrease) from investment operations	$ 0.64	$ (0.81)	$ 2.67	$ 0.40	$ (0.20)	$ 0.48
Distributions to shareowners:
Net investment income	$ (0.39)	$ (0.49)	$ (0.29)	$ (0.39)	$ (0.36)	$ (0.25)
Net realized gain	(1.09)	(0.35)	(0.07)	(0.36)	(0.27)	—
Total distributions	$ (1.48)	$ (0.84)	$ (0.36)	$ (0.75)	$ (0.63)	$ (0.25)
Net increase (decrease) in net asset value	$ (0.84)	$ (1.65)	$ 2.31	$ (0.35)	$ (0.83)	$ 0.23
Net asset value, end of period	$10.93	$11.77	$13.42	$11.11	$11.46	$12.29
Total return (b)	6.07%(c)	(6.61)%	24.41%	3.31%	(1.14)%	3.94%
Ratio of net expenses to average net assets†	0.41%(d)	0.14%	0.19%	0.25%	0.27%	0.40%
Ratio of net investment income (loss) to average net assets†^	4.49%(d)	3.22%	2.06%	3.44%	3.37%	2.14%
Portfolio turnover rate	38%(c)	51%	24%	30%	44%	146%
Net assets, end of period (in thousands)	$3,018	$2,708	$2,733	$1,479	$1,562	$1,547
†	In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/2333

Notes to Financial Statements  |  1/31/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Solutions - Balanced Fund (the “Fund”) is the sole series of Pioneer Asset Allocation Trust (the “Trust”), a Delaware statutory trust. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The investment objective of the Fund is to seek long-term capital growth and current income.
The Fund is a “fund of funds”. The Fund seeks to achieve its investment objective by investing in other funds (“underlying funds”). The Fund invests in underlying funds managed by Amundi Asset Management US, Inc. The Fund indirectly pays a portion of the expenses incurred by underlying funds. Consequently, an investment in the Fund entails more direct and indirect expenses than direct investment in the applicable underlying funds.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares had not commenced operations as of January 31, 2023. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities”
34Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
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B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of January 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the
36Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$16,726,537
Long-term capital gains	9,655,805
Total	$26,382,342
The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 4,376,596
Undistributed long-term capital gains	35,410,247
Net unrealized depreciation	(13,692,786)
Total	$ 26,094,057
The differences between book-basis and tax-basis net unrealized depreciation are attributable to the tax deferral of losses on wash sales.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $14,884 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net
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investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade
38Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund invests in other investment companies. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the Fund to the risks of investing in the underlying securities or assets held by those funds. Each underlying fund pursues its own investment objectives and strategies and may not achieve its objectives. When investing in another fund, the Fund will bear a pro rata portion of the underlying fund's expenses, including management fees, in addition to its own expenses. Underlying funds may themselves invest in other investment companies. The Fund may invest a significant portion of its assets in a single underlying fund. Therefore, the performance of a single underlying fund can have a significant effect on the performance of the Fund and the price of its shares. The Adviser may be subject to potential conflicts of interest in selecting underlying funds because the management fees paid to it by some affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. The portfolio managers may also be subject to conflicts of interest in allocating fund assets among underlying funds because the Fund's portfolio management team may also manage some of the underlying funds. ETFs are bought and sold based on market prices and can trade at a premium or a discount to the ETF's net asset value. Mutual funds and ETFs that invest in commodities may be subject to regulatory trading limits that could affect the value of their securities.
Some of the underlying funds can invest in either high yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies in more developed markets, respectively.
Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
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Some of the underlying funds’ investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial
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owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. The Fund does not pay a direct management fee to the Adviser. The Fund bears a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the Fund invests. The Fund invests in funds managed by the Adviser.
In addition, under the Fund's management and administration agreements with the Adviser, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended January 31, 2023, the Fund paid $9,180 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At January 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $1,554 and a payable for administrative expenses of $7,122, which includes the payable for Officers' compensation.
Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/2341

4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended January 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$28,943
Class C	5,637
Class R	218
Class Y	218
Total	$ 35,016
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares.
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Proceeds from the CDSCs are paid to the Distributor. For the six months ended January 31, 2023, CDSCs in the amount of $1,870 were paid to the Distributor.
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6. Transactions in Underlying Funds
An affiliated issuer is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company which is under common ownership or control. At January 31, 2023, the value of the Fund’s investment in affiliated issuers was $389,747,920, which represents 99.7% of the Fund’s net assets.
Transactions in affiliated issuers by the Fund for the six months ended January 31, 2023 were as follows:
Name of the Affiliated Issuer	Value at July 31, 2022	Purchases Costs	Change in net unrealized appreciation/ (depreciation)	Net Realized Gain/(Loss)	Dividends Received and Reinvested	Sales Proceeds	Shares held at January 31, 2023	Value at January 31, 2023
Pioneer Bond Fund Class K	$ 31,413,486	$ 16,729,921	$ 1,842,426	$ (2,632,008)	$ 322,035	$ (39,820,062)	934,102	$ 7,855,798
Pioneer Core Equity Fund Class K	7,950,058	214,281	(359,173)	129,489	22,940	(5,952,890)	103,335	2,004,705
Pioneer Disciplined Value Fund Class Y	7,816,212	589,424	551,697	(796,471)	154,569	(2,361,675)	416,930	5,953,756
Pioneer Equity Income Fund Class K	8,010,812	646,229	(239,057)	(226,144)	101,998	(2,470,911)	167,229	5,822,927
Pioneer Flexible Opportunities Fund Class K	68,452,720	—	2,578,574	(3,452,911)	1,418,041	(18,497,286)	4,338,414	50,499,138
Pioneer Fund Class K	8,032,035	121,834	(230,705)	(74,154)	18,152	(5,892,902)	61,180	1,974,260
Pioneer Fundamental Growth Fund Class K	5,170,760	153,695	(255,771)	8,194	—	(3,115,296)	75,766	1,961,582
Pioneer Global Sustainable Equity Fund Class K	64,334,269	12,712,771	3,828,306	(223,999)	1,136,355	(2,390,633)	4,774,328	79,397,069
Pioneer International Equity Fund Class Y	34,017,744	1,353,089	3,317,954	(774,582)	747,841	(4,659,308)	1,462,483	34,002,738
Pioneer Multi-Asset Income Fund Class K	115,059,435	1,982,999	6,131,148	(819,780)	3,684,411	(8,769,539)	9,912,821	117,268,674
Pioneer Multi-Asset Ultrashort Income Fund Class K	3,323,603	76,693,706	274,847	(83,505)	887,291	(23,396,642)	6,022,892	57,699,300
Pioneer Short-Term Income Fund Class K	—	20,870,837	291,905	—	217,232	—	2,418,549	21,379,974
Pioneer Strategic Income Fund Class K	31,180,286	—	1,902,448	(1,969,293)	92,712	(27,278,154)	415,661	3,927,999
Total	$384,761,420	$132,068,786	$19,634,599	$(10,915,164)	$8,803,577	$(144,605,298)	31,103,690	$389,747,920
Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.
44Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Solutions – Balanced Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.
At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
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management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the
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performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted that the Fund does not pay a direct management fee. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year (both excluding and including Acquired Fund Fees and Expenses) was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year (both excluding and including Acquired Fund Fees and Expenses) was in the second quintile relative to its Strategic Insight peer group for the comparable period.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with
Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/2347

the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
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Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
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Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
50Pioneer Solutions - Balanced Fund | Semiannual Report | 1/31/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 19016-17-0323

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I—POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II—POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule,	• Tax planning and support • Tax controversy assistance
	if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES	Services which are not prohibited by the Rule,	• Business Risk Management support
A. SYNERGISTIC, UNIQUE QUALIFICATIONS	if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption,the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Asset Allocation Trust

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date April 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date April 6, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date April 6, 2023

*	Print the name and title of each signing officer under his or her signature.